                                                                    EXHIBIT 99.4

                               IBT BANCORP INC.
                                       AND
                         THE FARWELL STATE SAVINGS BANK
               UNAUDITED COMBINED PRO FORMA FINANCIAL INFORMATION

                                IBT BANCORP, INC.
                                       AND
                           FARWELL STATE SAVINGS BANK
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

BASIS OF PRESENTATION

The following unaudited pro forma combined balance sheet and income statements give effect to the merger. This pro forma financial information is based on the historical consolidated financial statements of IBT Bancorp Inc. (IBT) and The Farwell State Savings Bank (Farwell) under the assumptions, and including the adjustments, set forth in the accompanying notes to unaudited pro forma combined financial statements. The unaudited pro forma consolidated combined balance sheet present combined financial information as of September 30, 2006, and the unaudited pro forma consolidated combined statements of income presents combined financial information for the nine month period ended September 30, 2006, and for the year ended December 31, 2005. The unaudited pro forma consolidated combined balance sheet assumes the merger was consummated on September 30, 2006, and the unaudited pro forma consolidated combined statements of income give effect to the merger as if the merger occurred at the beginning of each period covered by such pro forma statements of income. Pro forma per share amounts are based on total merger consideration of $145 per share of Farwell common stock.

IBT will account for the acquisition under the purchase method of accounting. Accordingly, IBT will establish a new basis for Farwell's assets and liabilities based upon the fair values thereof and the IBT purchase price, including direct and incremental costs of the acquisition. The purchase accounting adjustments made in connection with the development of the unaudited combined pro forma financial statements are preliminary and have been made solely for the purpose of developing such pro forma financial information and are based on the assumptions described in the notes thereto.

The unaudited pro forma consolidated combined financial statements reflect the restructuring and other merger related expenses disclosed in the notes to such statements but do not reflect anticipated cost savings that may be achieved with respect to the combined businesses nor any adjustment to expenses for any future operating changes. IBT may incur integration related expenses not reflected in the pro forma financial statements, such as operational realignment. As a result of this and other factors, the pro forma consolidated combined financial condition and results of operations of IBT as of and after the effective time of the merger may not be indicative of the results that actually would have occurred if the merger had been in effect during the periods presented nor of the results that may be attained in the future. IBT is unaware of events that would require a material change to the preliminary purchase price allocation.

                                IBT BANCORP, INC.
           UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET (A)
                            AS OF SEPTEMBER 30, 2006
                             (Dollars in thousands)

                                                                                         Pro Forma
                                                      IBT Bancorp     Farwell    -------------------------
                                                       Historical   Historical   Adjustments      Combined
                                                      -----------   ----------   -----------      --------
ASSETS
   Cash and demand deposits due from banks             $ 25,693      $ 1,917     $    --          $ 27,610
   Federal funds sold                                        --        2,418          --             2,418
                                                       --------      -------     -------          --------
         TOTAL CASH AND CASH EQUIVALENTS                 25,693        4,335          --            30,028
   Investment securities available for sale             193,268       17,165          --           210,433
   Mortgage loans available for sale                        656           --          --               656
   Loans (net of the allowance for loan losses)         516,018       63,910         115(C)        580,043
   Premises and equipment                                20,040          307         600(C)         20,947
   Bank-owned life insurance                             11,337        1,320          --            12,657
   Accrued interest receivable                            5,468          413          --             5,881
   Acquisition intangibles and goodwill, net              3,673           --      23,147(D)(G)      26,820
   Other assets                                          13,019          655          --            13,674
                                                       --------      -------     -------          --------
         TOTAL ASSETS                                  $789,172      $88,105     $23,862          $901,139
                                                       ========      =======     =======          ========

LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits
      Noninterest bearing                              $ 74,031      $10,195     $    --          $ 84,226
      Interest-bearing                                  559,121       62,600        (332)(C)       621,389
                                                       --------      -------     -------          --------
         TOTAL DEPOSITS                                 633,152       72,795        (332)          705,615
   Other borrowed funds                                  58,515           --      24,194(B)(H)(J)   82,709
   Escrow funds payable                                   5,692           --          --             5,692
   Accrued interest and other liabilities                 5,330        1,062          --             6,392
                                                       --------      -------     -------          --------
         TOTAL LIABILITIES                              702,689       73,857      23,862           800,408
Shareholders' Equity
   Common stock                                          83,070        5,250       8,998(E)(F)      97,318
   Retained earnings                                      4,446        9,026      (9,026)(E)(F)      4,446
   Accumulated other comprehensive loss                  (1,033)         (28)         28(E)(F)      (1,033)
                                                       --------      -------     -------          --------
         TOTAL SHAREHOLDERS' EQUITY                      86,483       14,248          --           100,731
                                                       --------      -------     -------          --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $789,172      $88,105     $23,862          $901,139
                                                       ========      =======     =======          ========

See notes to unaudited pro forma combined financial statements

                                IBT BANCORP, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (A)
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2006
                             (Dollars in thousands)

                                                                                         Pro Forma
                                                      IBT Bancorp     Farwell    ------------------------
                                                       Historical   Historical   Adjustments    Combined
                                                      -----------   ----------   -----------   ----------
INTEREST INCOME
   Loans, including fees                               $   26,129    $  3,177    $    (43)(H)  $   29,263
   Investment securities                                                                               --
      Taxable                                               3,572         320          --           3,892
      Nontaxable                                            2,018         155          --           2,173
   Federal funds sold and other                               236         131          --             367
                                                       ----------    --------    --------      ----------
         TOTAL INTEREST INCOME                             31,955       3,783         (43)         35,695
INTEREST EXPENSE
   Deposits                                                11,874       1,261         125(H)       13,260
   Borrowings                                               1,878          --          55(H)        1,933
                                                       ----------    --------    --------      ----------
         TOTAL INTEREST EXPENSE                            13,752       1,261         180          15,193
                                                       ----------    --------    --------      ----------
         NET INTEREST INCOME                               18,203       2,522        (223)         20,502
Provision for loan losses                                     628          --          --             628
                                                       ----------    --------    --------      ----------
         NET INTEREST INCOME AFTER PROVISION FOR
            LOAN LOSSES                                    17,575       2,522        (223)         19,874
NONINTEREST INCOME
   Service charges and fees                                 4,051         204          --           4,255
   Title insurance revenue                                  1,826          21          --           1,847
   Gain on sale of mortgage loans                             164          --          --             164
   Other                                                      702           2          --             704
                                                       ----------    --------    --------      ----------
         TOTAL NONINTEREST INCOME                           6,743         227          --           6,970
NONINTEREST EXPENSES
   Compensation and benefits                               10,161         726          --          10,887
   Occupancy                                                1,325          60          10(K)        1,395
   Furniture and equipment                                  2,113         146          --           2,259
   Charitable donations                                        45           7          --              52
   Other                                                    4,292         340         197(D)        4,829
                                                       ----------    --------    --------      ----------
         TOTAL NONINTEREST EXPENSES                        17,936       1,279         207          19,422
INCOME BEFORE FEDERAL INCOME TAXES                          6,382       1,470        (430)          7,422
Federal income taxes                                        1,343         446        (146)(L)       1,643
                                                       ----------    --------    --------      ----------
         NET INCOME                                    $    5,039    $  1,024    $   (284)     $    5,779
                                                       ==========    ========    ========      ==========
EARNINGS PER SHARE
         BASIC                                           $   0.92    $   3.90                  $     0.92
                                                       ==========    ========                  ==========
         DILUTED                                         $   0.89    $   3.90                  $     0.90
                                                       ==========    ========                  ==========
Average shares outstanding - basic                      5,491,180     262,500     534,975(I)    6,288,655
Effect of shares earned in the Deferred Director
   Fee Plan                                               163,179          --          --         163,179
                                                       ----------    --------    --------      ----------
Average shares outstanding - diluted                    5,654,359     262,500     534,975       6,451,834
                                                       ==========    ========    ========      ==========

See notes to unaudited pro forma combined financial statements

                                IBT BANCORP, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (A)
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                             (Dollars in thousands)

                                                                                         Pro Forma
                                                      IBT Bancorp     Farwell    ------------------------
                                                       Historical   Historical   Adjustments    Combined
                                                      -----------   ----------   -----------   ----------
INTEREST INCOME
   Loans, including fees                              $   30,682     $  4,204    $    (58)(H)  $   34,828
   Investment securities                                                                               --
      Taxable                                              3,487          339          --           3,826
      Nontaxable                                           2,398          202          --           2,600
   Federal funds sold and other                              315          164          --             479
                                                      ----------     --------    --------      ----------
         TOTAL INTEREST INCOME                            36,882        4,909         (58)         41,733
INTEREST EXPENSE
   Deposits                                               11,374        1,447         166(H)       12,987
   Borrowings                                              1,599           --          37(H)        1,636
                                                      ----------     --------    --------      ----------
         TOTAL INTEREST EXPENSE                           12,973        1,447         203          14,623
                                                      ----------     --------    --------      ----------
         NET INTEREST INCOME                              23,909        3,462        (261)         27,110
Provision for loan losses                                    777           --          --             777
                                                      ----------     --------    --------      ----------
         NET INTEREST INCOME AFTER PROVISION FOR
            LOAN LOSSES                                   23,132        3,462        (261)         26,333
NONINTEREST INCOME
   Service charges and fees                                4,928          270          --           5,198
   Title insurance revenue                                 2,351           31          --           2,382
   Gain on sale of mortgage loans                            270           --          --             270
   Other                                                     927           27          --             954
                                                      ----------     --------    --------      ----------
         TOTAL NONINTEREST INCOME                          8,476          328          --           8,804
NONINTEREST EXPENSES
   Compensation and benefits                              13,548          970          --          14,518
   Occupancy                                               1,553           71          13(K)        1,637
   Furniture and equipment                                 2,657          185          --           2,842
   Charitable donations                                       79            8          --              87
   Other                                                   5,047          388         262(D)        5,697
                                                      ----------     --------    --------      ----------
         TOTAL NONINTEREST EXPENSES                       22,884        1,622         275          24,781
INCOME BEFORE FEDERAL INCOME TAXES                         8,724        2,168        (536)         10,356
Federal income taxes                                       1,948          621        (182)(L)       2,387
                                                      ----------     --------    --------      ----------
         NET INCOME                                   $    6,776     $  1,547    $   (354)     $    7,969
                                                      ==========     ========    ========      ==========
EARNINGS PER SHARE
         BASIC                                          $   1.25     $   5.89                  $     1.28
                                                      ==========     ========                  ==========
         DILUTED                                        $   1.25     $   5.89                  $     1.28
                                                      ==========     ========                  ==========
Average shares outstanding - basic                     5,416,961      262,500     534,975(I)    6,214,436
Effect of shares earned in the Deferred Director
   Fee Plan                                                   --           --          --              --
                                                      ----------     --------    --------      ----------
Average shares outstanding - diluted                   5,416,961      262,500     534,975       6,214,436
                                                      ==========     ========    ========      ==========

See notes to unaudited pro forma combined financial statements

                                IBT BANCORP, INC.
  NOTES TO UNAUDITED COMBINED PRO FORMA BALANCE SHEET AND STATEMENTS OF INCOME

NOTE 1 - PURCHASE PRICE ALLOCATION

On October 3, 2006, Farwell State Savings Bank (FSSB) merged with and into The Farmers State Bank of Breckenridge (Farmers), a wholly owned subsidiary of IBT Bancorp, Inc. (IBT) pursuant to the Amended and Restated Agreement and Plan of Merger dated May 2, 2006 by and between FSSB, Farmers and IBT (the "Merger Agreement"). Under the terms of the Merger Agreement, IBT issued an aggregate of 797,475 shares of its common stock and paid in cash a total of $7,612,000 to FSSB shareholders.

The unaudited pro forma combined financial information gives effect to the acquisition under the purchase method of accounting, and the unaudited combined balance sheet assumes the transaction occurred on September 30, 2006 reflecting the purchase consideration noted above.

Described below is the pro forma estimate of the total purchase price of the transaction as well as adjustments to allocate the purchase price based on preliminary estimates of fair values of the assets and liabilities of FSSB (in thousands):

Estimated fair value of shares issued              $30,448
Cash paid to shareholders                            7,612
Estimated transaction costs                            382
                                                   -------
   Total purchase price                             38,442
                                                   -------
Net assets based on carrying amounts at
   September 30, 2006                               14,248
Increase in net assets to reflect estimated fair
   value adjustments under the purchase method of
   accounting:
      Loans held for investment                        115
      Premises and equipment                           600
      Time deposits                                    332
                                                   -------
   Fair value of net assets acquired                15,295
                                                   -------
Total purchase price in excess of fair value of
   net assets acquired                              23,147
Identifiable intangible assets:
   Core deposits                                    (1,442)
                                                   -------
Goodwill                                           $21,705
                                                   =======

                                IBT BANCORP, INC.
  NOTES TO UNAUDITED COMBINED PRO FORMA BALANCE SHEET AND STATEMENTS OF INCOME

NOTE 2 - PRO FORMA NOTES

(A) Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma combined financial statements are summarized as follows:

          1) Estimated fair values - The estimated fair value and resulting net premium on loans for purposes of these pro forma financial statements are being amortized to interest income over the remaining estimated lives of two years, using the level yield method.

          2) The resulting adjustment to deposits is being amortized to interest expense over the remaining estimated lives of two years.

(B) The cash portion of the acquisition assumes funding through available cash on deposit with affiliate banks. For purposes of this pro forma presentation, it is assumed that the affiliated banks will offset the loss in deposits by borrowing from established lines of credit.

(C)  Purchase accounting fair value adjustments are estimated as follows.

Loans                                              $  115
Land, building, and equipment                         600
Time deposits                                         332
                                                   ------
Total                                              $1,047
                                                   ======

(D) To record core deposit intangible created, which is $1,442 and is 3.9% of Farwell's non-contractual deposits. The core deposit intangible is assumed to be amortized on a 10 year sum of years' digits amortization schedule.

(E)  Elimination of Farwell's equity.

                                IBT BANCORP, INC.
  NOTES TO UNAUDITED COMBINED PRO FORMA BALANCE SHEET AND STATEMENTS OF INCOME

(F) To record common stock issued (80%) and cash paid (20%) for each share of Farwell common stock.

                                                                    COMMON
                                                      TOTAL         STOCK         CASH
                                                   -----------   -----------   ----------
Purchase price (1)                                 $38,059,586   $30,447,596   $7,611,990
Farwell shares outstanding (2)                         262,500
Price paid per share                               $    145.00
Estimated IBT stock price (3)                                    $     38.18
Total IBT common shares issued                                       797,475

(1) The cash portion of the purchase price is expected to be funded with proceeds from internal sources and borrowing.

(2)  Outstanding at September 30, 2006

(3) Estimate based on the price on the acquisition date taking into consideration the 10% stock dividend known on the day the definitive agreement was signed

NOTE: The value of the stock issued was obtained from the 8-K filed as of 10/3/2006

(G) Goodwill resulting from the total purchase price less Farwell's total equity and the fair market value adjustment.

(H) Pro forma adjustments to interest income and interest expense were calculated as follows:

                                                    Nine Months        Year
                                                       Ended          Ended
                                                   September 30,   December 31,
                                                        2006           2005
                                                   -------------   ------------
Amortization of premium on loans
   (2 years straight line)                              $(43)          $(58)
                                                        ====           ====
Amortization of adjustment on deposits
   (2 years straight line)                               125            166
Interest expense on borrowed funds                        55             37
                                                        ----           ----
Total adjustments - interest expense                    $180           $203
                                                        ====           ====

(I) Basic and fully diluted weighted average number of common stock and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using Farwell's historical weighted average basic and diluted shares of 797,475, the total common shares estimated to be issued to Farwell shareholders under the terms of the Merger Agreement. The shares to be issued were assumed to be issued at the beginning of the periods presented.

(J) To record additional borrowed funds that will be required to fund a portion of the cash paid in the transaction.

(K) The annual depreciation associated with the fair market value adjustment of the building and equipment, over estimated lives of thirty years, using the straight line basis.

(L)  Income taxes calculated at 34% of pretax income.